UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

STORE Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36739	88-4051712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2026, STORE Capital LLC (the “Company”) completed the issuance of $542,000,000 aggregate principal amount of STORE Master Funding Net-Lease Mortgage Notes, Series 2026-2 (the “Notes”) by STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXIX, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC and STORE Master Funding XLI, LLC (together, the “Issuers”). Each of the Issuers is a Delaware limited liability company and a wholly owned, special purpose, bankruptcy-remote, indirect subsidiary of the Company. Notes in the aggregate principal amount of $525,000,000 (the “Class A Notes”) were issued to qualified institutional investors (the “Initial Purchasers”). The remaining Notes, in the aggregate principal amount of $17,000,000, were issued to an affiliate of the Company (the “Class B Notes”).

The Notes were issued to the Initial Purchasers pursuant to two note purchase agreements, each entered into on September 15, 2026 (the “Note Purchase Agreements”), among the Company and the Issuers, and the Initial Purchasers party thereto. Pursuant to the Note Purchase Agreements, the Issuers sold the Notes to the Initial Purchasers in reliance on certain exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and upon certain representations and warranties made by the Initial Purchasers in the Note Purchase Agreements. The Note Purchase Agreements also contained customary representations, warranties and agreements by the Company and the Issuers.

The Notes

The Notes were issued in five classes: (i) Class A-1 (AAA), (ii) Class A-1-P (AAA), (iii) Class A-2 (AA), (iv) Class A-2-P (AA) and (v) Class B, with such classes bearing the following initial principal balances, annual interest rates, anticipated repayment dates and the ratings assigned by S&P Global Ratings, respectively:

Class	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rating (S&P)
A-1 (AAA)	$317,000,000	5.79%	June 2032	AAA(sf)
A-1-P (AAA)	$133,000,000	5.56%	November 2029	AAA(sf)
A-2 (AA)	$53,000,000	5.89%	June 2032	AA(sf)
A-2-P (AA)	$22,000,000	5.71%	November 2029	AA(sf)
B	$17,000,000	6.23%	June 2032	A(sf)

The weighted average note rate of the Class A Notes is 5.74% with a weighted average all-in credit spread of 97 basis points. The weighted average life of the Class A Notes is 4.92 years. The Company and the Issuers intend to use the net proceeds from the sale of the Class A Notes to redeem $279.1 million of previously issued Master Funding notes set to mature in the fourth quarter of 2026 that were prepayable without penalty, and to fund growth. The Class B Notes are being retained by an affiliate of the Company and some or all of them may be sold in the future.

The Notes have not been and will not be registered under the Securities Act and may not be offered and sold absent registration or an applicable exemption from registration.

Indenture and Indenture Supplement

The Notes were issued pursuant to the Thirteenth Amended and Restated Master Indenture, dated as of September 21, 2026 (the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”) and are governed by the Series 2026-2 Supplement to the Indenture entered into by the Issuers and the Indenture Trustee on September 21, 2026 (the “Indenture Supplement”). From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto. The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers and any Co-Issuer.

Under the Indenture, the Notes are subject to events of default that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. The Notes are subject to early amortization events that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (i) the average cash flow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full on or prior to the anticipated repayment date for such class of notes. The occurrence of an early amortization event or an event of default could result in the early amortization of the Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

Property Management and Servicing Agreement

In connection with the issuance of the Notes, the Company also entered into the Twelfth Amended and Restated Property Management and Servicing Agreement, dated as of September 21, 2026 (the “Property Management Agreement”), among the Issuers, the Company, KeyBank National Association (“KeyBank”) and the Indenture Trustee. Under the Property Management Agreement, the Company serves as the property manager and special servicer and is responsible for servicing and administering the assets securing the Notes. KeyBank acts as the back-up manager and sub-manager and, among other things, is responsible for collecting and remitting monthly lease and mortgage payments and other amounts to the Indenture Trustee on behalf of the Company.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to the types of business they may conduct and other customary covenants for a bankruptcy-remote special purpose entity.

The foregoing description in this Item 1.01 is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Indenture Supplement and the Property Management Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 7.01	Regulation FD Disclosure.

On September 21, 2026, the Company issued a press release announcing the Company’s offering of the Notes. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.1	Thirteenth Amended and Restated Master Indenture, dated as of September 21, 2026, by and among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXIX, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC and STORE Master Funding XLI, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to the Net-Lease Mortgage Notes.

4.2	Series 2026-2 Indenture Supplement, dated as of September 21, 2026, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXIX, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC and STORE Master Funding XLI, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to the Net-Lease Mortgage Notes, Series 2026-1.

10.1	Twelfth Amended and Restated Property Management and Servicing Agreement, dated as of September 21, 2026, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXIX, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC and STORE Master Funding XLI, LLC, each a Delaware limited liability company, collectively as issuers, STORE Capital LLC, a Delaware limited liability company, as property manager and special servicer, KeyBank National Association, as back-up manager, and Citibank, N.A., as indenture trustee.

99.1	Press Release dated September 21, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital LLC

Dated: September 21, 2026
	By:	/s/ Ashley A. Dembowski
Ashley A. Dembowski
Executive Vice President – Chief Financial Officer and Secretary